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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 1998

                       SENSORMATIC ELECTRONICS CORPORATION
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               (Exact name of registrant as specified in charter)

         DELAWARE                1-10739                    34-1024665
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(State or other jurisdic-    (Commission file             (IRS employer
tion of incorporation)           number)                identification No.)



           951 YAMATO ROAD
         BOCA RATON, FLORIDA                           33431-0700
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(Address of principal executive offices)               (Zip Code)


               Registrant's telephone number, including area code:
                                 (561) 989-7000

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          (Former name or former address, if changed since last report










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Item 5.  Other Events.

         On March 26, 1998, the Company announced that it plans to offer depositary shares, each representing a one-tenth interest in a share of a new class of convertible preferred stock, for aggregate gross proceeds of $150 million, plus any over-allotments. The preferred stock and the related depositary shares would be offered pursuant to an exemption from registration under the Securities Act of 1933, as amended, and resold by the initial purchasers pursuant to Rule 144A thereunder. The text of the release is attached as Exhibit 99(a) hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c)

              Exhibit
              Number                           Description
              ------                           -----------

               99(a)                Press release dated March 26, 1998













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 1, 1998

                                        SENSORMATIC ELECTRONICS CORPORATION




                                        By:/s/ Garrett E. Pierce
                                           -------------------------------------
                                           Garrett E. Pierce
                                           Senior Vice President and
                                           Chief Financial Officer
















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                                  EXHIBIT INDEX



    Exhibit
    Number                Description
    ------                -----------

     99(a)          Press Release dated March 26, 1997